                               Exhibit 4.3

                      REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made and entered in to this 29th day of August, by and between WLR Foods, Inc., a Virginia corporation (including its successors, the "Issuer"), and Cuddy Farms, Inc., a North Carolina corporation, ("Cuddy") (Cuddy and any transferee as permitted in Section 2.2 hereof being the "Holder").
                                 RECITALS
     A. The Issuer and Cuddy are parties to an Asset Purchase Agreement dated July 27, 1994 (the "Purchase Agreement"), which Purchase Agreement provides, in part, for the issuance of shares of common stock of the Issuer (the "Common Stock") to Cuddy.

     B. The Issuer, as an inducement to Cuddy to enter into the Purchase Agreement, has agreed to provide for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Common Stock to be issued under the Purchase Agreement (the "Shares") under the circumstances set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:
                              ARTICLE I
                            REGISTRATION RIGHTS

     Section 1.1.   Certain Definitions.

     (a)  As used herein, the term "Commission" means the United
States Securities and Exchange Commission.

     (b) As used herein, the term "Public Offering" means any underwritten public offering of securities of the Issuer pursuant to an effective registration statement under the Securities Act.
     (c)  As used herein, the term "Registrable Securities" means any
(i) Shares and (ii) securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (i) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (ii) have been transferred pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, unless such securities are held at such time by a holder of Registrable Securities who may be deemed an "underwriter" or "affiliate" with respect to the Company (as those terms are defined under the Securities Act), (iii) constitute less than one percent (1%) of the total outstanding securities of the same class as the Registrable Securities, (iv) except as provided in
Section 2.2, have been transferred, directly or indirectly, from the Holder to any other person without the express written consent of the Issuer.

     (d) As used herein, the term "Incidental Registrable Securities" means (i) Registrable Securities and (ii) other securities of the Issuer entitled to registration rights.

     Section 1.2.    Registration on Request of Holders.

     (a)  Upon the written request at any time after the earlier of
(i) the expiration of the voting and transfer restrictions applicable to the Shares by virtue of Section 13 of the Purchase Agreement, or
(ii) 150 days prior to the fourth anniversary of the Closing Date under the Purchase Agreement (the "Registration Date") by the Holder requesting that the Issuer effect the registration under the Securities Act of all or part of its Registrable Securities, the Issuer will promptly use its best efforts to effect, as expeditiously as possible, but in no event prior to the expiration of the above-referenced restrictions, the registration under the Securities Act of (i) the Registrable Securities which the Issuer has been requested to register by the Holder; and (ii) all other Incidental Registrable Securities which the Issuer has been requested to register by any other person having incidental registration rights from the Issuer or other securities of the Issuer which the Issuer desires to register, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that (A) the Issuer shall not be obligated to file a registration statement relating to a registration request under this Section 1.2(a) within a period of 180 days after the effective date of any other registration statement filed by the Issuer, other than any registration statement filed by the Issuer (1) in connection with any employee benefit or similar plan of the Issuer, (2) in connection with an acquisition by the Issuer of another person or (3) relating to any non- convertible debt securities of the Issuer to be offered and sold by the Issuer on a delayed or continuous basis pursuant to Rule 415 under the Securities Act ("Rule 415"); (B) the Issuer shall not be obligated to effect more than two registrations pursuant to this Section 1.2(a), each of which may not be requested earlier than 180 days after the consummation of an offering effected pursuant to demand registration hereunder; and (C) such registration may not relate to an offering of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 and (D) may be delayed by the Issuer for up to 135 days if the Issuer determines that the filing of the registration statement would require the disclosure of material nonpublic information that is in the best interest of the Issuer to maintain as confidential; provided, however, that, in the event of a delay hereunder, the Holder may withdraw its request which, if withdrawn, will not be considered one of the demand registrations requested pursuant to Section 1.2 hereof.

     (b) Expenses. The Issuer will pay all registration expenses in connection with each registration of Registrable Securities pursuant to this Section 1.2, and the Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Registrable Securities pursuant to a registration statement effected pursuant to this Section 1.2.
     (c) Effective Registration Statement. A registration requested pursuant to this Section 1.2 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and any of the Registrable Securities of the Holder have actually been sold thereunder and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities registered thereunder have actually been sold thereunder); provided that. if after any registration statement requested pursuant to this Section
1.2 becomes effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Issuer, such registration statement shall not be considered one of the registrations which may be requested pursuant to Section 1.2 hereof.

     (d) Selection of Underwriters. If any requested registration pursuant to this Section 1.2 is in the form of a Public Offering, then
(i) all holders of Incidental Registrable Securities to be included in such registration requested shall sell their Incidental Registrable Securities to the underwriters on the same terms and conditions and
(ii) the Holder shall have the right to select the managing underwriter that will administer the offering with the consent of the Issuer, which consent shall not be unreasonably withheld or delayed.

     (e) Pro-Rata Participation in Requested Registrations. If a requested registration pursuant to this Section 1.2 involves a Public Offering and the managing underwriter shall advise the Issuer that, in such underwriter's reasonable view, the number of securities (including all Registrable Securities) requested to be included in such registration exceeds the largest number of securities (the "Maximum Offering Size") which can be sold without an adverse effect on the terms of the proposed offering (including, without limitation, the price at which such securities can be sold), the Issuer will include in such registration, in the order listed below, up to the Maximum Offering Size:

          First, Registrable Securities of the Holder.

          Second, Incidental Registrable Securities proposed to be sold by any other holder requesting registration allocated pro-rata among such holders based on the relative number of Incidental Registrable Securities proposed to be sold in the proposed offering by each such holder or on such other basis as Issuer may have agreed with such holders.

          Third, securities of the Issuer proposed to be sold by the Issuer.
     Section 1.3    Incidental Registration.

     (a) If the Issuer at any time after the Registration Date proposes to register any securities of the Issuer under the Securities Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to securities of the Issuer issuable upon exercise of employee stock options or in connection with any employee or grower benefit or similar plan of the Issuer or any of its subsidiaries, or (iii) in connection with a direct or indirect acquisition by the Issuer or any of its subsidiaries of another company) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, the Issuer may, but shall not be required to, give prompt written notice to all (but not less than all) holders of Incidental Registrable Securities of its intention to do so (including its intended method of disposition) and of such holders' rights in the event the holders are notified, under this Section 1.3. Any such notice, if given, shall offer the Holder the opportunity to include in such registration statements such number of Registrable Securities as the Holder may request. Upon the written request of the Holder made within 20 days after the giving of such written notice by the Issuer (which request shall specify the number of Incidental Registrable Securities intended to be disposed of by the Holder), the Issuer will use its best efforts to effect the registration under the Securities Act of all Incidental Registrable Securities which the Issuer has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of the Incidental Registrable Securities so to be registered in accordance with the Issuer's intended method of disposition; provided that (i) if such registration involves a Public Offering, all holders of Incidental Registrable Securities requesting to be included in the Issuer's registration must sell their Incidental Registrable Securities to the underwriters selected by the Issuer on the same terms and conditions as apply to the Issuer and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 1.3 and prior to the effective date of the registration, the Issuer shall determine for any reason not to register any securities, the Issuer shall give written notice to the Holder of Incidental Registrable Securities and thereupon shall be relieved of its obligation to register any Incidental Registrable Securities in connection with such registration. The Issuer will pay all registration expenses in connection with each registration of Incidental Registrable Securities requested pursuant to this Section 1.3, and the Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Holder's Incidental Registrable Securities pursuant to a registration statement effected pursuant to this Section 1.3.
     (b) Priority in Incidental Registrations If a registration pursuant to this Section 1.3 involves a Public Offering and the managing underwriter advises the Issuer that, in its view, the number of securities (including all Registrable Securities) which the Issuer, the Holder and any other persons intend to include in such registration exceeds the Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

          First, all the securities of the Issuer proposed to be included by the Issuer and by any person exercising a demand registration right; and

          Second, Incidental Registrable Securities requested to be included in such registration by the holders thereof allocated pro-rata among all holders based on the relative number of Incidental Registrable Securities each holder proposed to be sold in the proposed offering.

      Section 1.4. Registration Procedures. Whenever the Holder requests that any Registrable Securities be registered pursuant to Sections 1.2 or 1.3 of this Agreement, the Issuer will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as reasonably practicable, and in connection with any such request:

     (a) The Issuer will as promptly as reasonably practicable prepare and file with the Commission a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer will deem appropriate and which form shall be available for the sale of the Incidental Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective (including by the filing of amendments or supplements to such registration statement) for a period of not less than 90 days (or such shorter period in which all Registrable Securities registered thereunder have actually been sold thereunder).

     (b) The Issuer will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holder and to each underwriter, if any, and to each person who may be deemed to be a controlling person under Section 15 of the Securities Act (a "Controlling Person") of each of the foregoing copies of such registration statement as proposed to be filed, and thereafter the Issuer will furnish to the Holder, each underwriter and each Controlling Person of each of the foregoing, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holder, underwriter or Controlling Person may reasonably request in order to facilitate the disposition of the Registrable Securities.

     (c) After the filing of the registration statement, the Issuer will promptly notify the Holder, each underwriter, if any, and each Controlling Person of each of the foregoing of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

      (d) The Issuer will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Holder reasonably (in light of such Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, if any, as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holder to consummate the disposition of the Registrable Securities; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Issuer will immediately notify the Holder, each underwriter, if any, and each Controlling Person of each of the foregoing, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Holder, underwriter and Controlling Person any such supplement or amendment; provided, however, that, if such supplement or amendment would require the disclosure of nonpublic information that is in the best interests of the Issuer to be maintain as confidential, the Issuer may delay such supplement or amendment for up to 135 days except: (i) with respect to sales made but not closed pursuant to the registration statement on or before the date of receipt of notice by the Holder of the Issuer's intention to delay; and (ii) as to any delay extending for more than two weeks, the Holder may elect to terminate the registration statement and such registration statement shall not be considered one of the registrations which may be requested pursuant to
Section 1.2 hereof.

     (f) The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are customary and are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.
     (g) The Issuer will make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Holder or underwriter (collectively, the "Inspectors"), and any Controlling Person of any of the foregoing such financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Each Holder shall be given adequate opportunity to comment on such registration statement and to request the insertion therein of material furnished to the Issuer in writing which in the reasonable judgment of such Holder upon the advice of counsel experienced in securities laws should be included in order to avoid a violation of applicable law and to request the deletion of its name from the registration statement if the materials furnished are not included in such registration statement, and, if such registration statement is the Holder's second demand registration statement under Section 1.2 hereof, such registration statement shall not be considered a demand registration statement. Records which the Issuer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, however, that if the Holder reasonably believes that disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement and the Issuer declines to make such disclosure, the Holder may withdraw from participation in the registration and, if, such registration statement is the Holder's second demand registration statement under Section 1.2 hereof, such registration statement shall not be considered a demand registration statement. The Holder agrees that information obtained by it as a result of such inspections shall be kept confidential by it and shall not be used by it except in connection with the discharge of its due diligence in connection with a registration unless and until such is made generally available to the public otherwise than through disclosure by the Holder or Inspectors. The Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (h) The Issuer will furnish to the Holder, each underwriter, if any, and each Controlling Person of each of the foregoing a signed counterpart, addressed to such Holder and Controlling Person and underwriter, if any, of (i) an opinion or opinions of counsel to the

Issuer and (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as holders of a majority of the Incidental Registrable Securities included in such registration statement or the managing underwriter therefor reasonably requests provided the same are customarily provided in similar transactions at such time.

      (i) The Issuer will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder.
     (j) The Issuer will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed.
     (k) The Issuer will provide a transfer agent for all such Registrable Securities not later than the effective date of such registration statement.

     The Issuer may require the Holder to promptly furnish in writing to the Issuer such information regarding the distribution of the Registrable Securities as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     The Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in clause
(e), the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e), and, if so directed by the Issuer, the Holder will deliver to the Issuer all copies, other than permanent file copies then in Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the period referred to in clause (a)) by the number of days during the period from and including the date of the giving of notice pursuant to clause (e) to the date when the issuer shall make available to the Holder a prospectus supplemented or amended to conform with the requirements of clause (e).

     Section 1.5 Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless the Holder, its officers, directors, employees, agents, shareholders, partners, legal counsel, and accountants and each Controlling Person of each of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented thereto) or any preliminary prospectus or blue sky application, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Issuer by the Holder or on such Holder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Issuer has provided such prospectus and it was the responsibility of such Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Issuer also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Controlling Person of such underwriters on substantially the same basis as that of the indemnification of the Holder provided in this
Section 1.5.

     Section 1.6. Indemnification by Holder of Registrable Securities and Underwriters. The Holder agrees to indemnify and hold harmless the Issuer, its officers, directors, employees, agents, shareholders, partners, legal counsel, and accountants and each Controlling Person of the Issuer to the same extent as the foregoing indemnity from the Issuer to the Holder, but only (i) with respect to information furnished in writing by the Holder or on the Holder's behalf, in each case, only with respect to information concerning the Holder, expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 1.5 results from the fact that a current copy of the prospectus (or the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of the Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or
expense.   The Holder also agrees to indemnify and hold harmless
underwriters of the Registrable Securities, their officers and directors and each Controlling Person of such underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 1.6 As a condition to including Registrable Securities in any registration statement filed in accordance with Section 1.2 or 1.3 hereof involving a Public Offering, the Issuer may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. Notwithstanding the provisions of this Section 1.6, the Holder shall not be required to pay any amount under this Section 1.6 in excess of the amount by which the total price at which the Registrable Securities were sold to the public exceeds the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     Section 1.7. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 1.5 or 1.6 hereof, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations under these indemnification provisions, except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify, or from any liabilities it may have to any Indemnified Party otherwise than under these indemnification provisions. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding affected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such preceding.

     Section 1.8 Contribution. If the indemnification provided for in this Agreement is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) as between the Issuer and the Holder of

Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Holder on the one hand and the underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and such Holder on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer on the one hand and the Holder of Registrable Securities covered by a registration statement on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of the Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Holder on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and the Holder bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and the Holder on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Holder or by the underwriters. The relative fault of the Issuer on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to
correct or prevent such statement or omission.      The Issuer and the
Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.8 were determined by pro-rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder's obligation to contribute pursuant to this Section 1.8 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the holders and not joint.

     Section 1.9. Participation in Public Offering. No person may participate in any Public Offering hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangement approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably under the terms of such underwriting arrangements and this Agreement.

     Section 1.10. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Issuer and the Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     Section 1.11. Rule 144. With a view to making available the benefits of Rule 144 under the Securities Act (or similar rule then in effect) available to the Holder, the Issuer shall:

     (a) Make and keep available adequate current public information with respect to the Issuer within the meaning of Rule 144(c) under the Securities Act (or similar rule then in effect);

     (b) Furnish to the Holder forthwith upon request (i) a written statement by the Issuer as to its compliance with the informational requirements of Rule 144(c) (or similar rule then in effect) or (ii) a copy of the most recent annual or quarterly report of the Issuer; and

   (c) Comply with all other necessary filing and other requirements so as to enable the Holder thereof to sell Registrable Securities under Rule 144 under the Securities Act (or similar rule then in effect).

                                 ARTICLE II
                               MISCELLANEOUS

     Section 2.1. Termination of Agreement. This Agreement shall terminate on the third anniversary after the Registration Date except as to any request for registration pursuant to Section 1.2 hereof from the Holder received by the Issuer on or before such date and as to incidental registration rights pursuant to Section 1.3 hereof with respect to any registration statement filed by the Issuer on or before the such date.

     Section 2.2. Non-Assignment; Binding Effect. The Holder shall not assign any of its rights under this Agreement without the express written consent of the Issuer; provided, however, that the Holder may assign, without consent, its rights hereunder to Cuddy International Corporation or any wholly-owned subsidiary of Cuddy International Corporation or to a creditor of the Holder to whom the Shares are pledged, mortgaged or otherwise encumbered, all subject to the terms and conditions of a Voting Trust Agreement, regarding the Shares, dated the date hereof. In the event of assignment, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and the Holder's transferees of Registrable Securities who execute and deliver to the Company a counterpart of this Agreement.


     Section 2.3. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 2.4. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be telecopied or delivered against receipt to the party to whom it is to be given at the following address (or such other address as the party shall have furnished in writing in accordance with the provisions of this Section):

            (a) If to the Issuer:

               WLR Foods, Inc.
               P.O. Box 7000
               Broadway, VA  22815
               Attn:  James L. Keeler
               Fax No.:  (703) 896-0498

          (b)  If to the Holder:

               c/o Cuddy International Corporation
               465 Richmond Street, Suite 600
               London, Ontario Canada N6A 5P4
               Attn:  President
               Fax No.: (519) 679-9355

Any notice or other communication given by telecopy shall be deemed given on the first business day of the recipient after the date of the telecopy, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     Section 2.5. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the conflict of laws.

     Section 2.6. Modifications, Waivers. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument executed by the Issuer and the Holder. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
Any waiver must be in writing.

      Section 2.7. Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction of interpretation of this Agreement.
     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                         WLR FOODS, INC.


                         By: ________________________________________
                             Name:  James L. Keeler
                               Title:  President


                         CUDDY FARMS, INC.


                         By:
                             ________________________________________
                             Name:  Vaughn L. Correll
                               Title:  Executive Vice President  17897